SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                         -----------------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                        ----- -----------------------------


       Date of Report (date of earliest event reported): January 3, 1995



                         PARAMOUNT COMMUNICATIONS INC.
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(Exact name of registrant as specified in its charter)



  Delaware              1-5404                    74-1330475
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(State or other         (Commission               (IRS Employer
 jurisdiction of         File Number)              Identification No.)
 incorporation)


  1515 Broadway, New York, New York                               10036
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 258-6000
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Item 5. Other Events.
        ------------

     On January 3, 1995, Paramount Communications Inc. ("Paramount") was merged with and into its parent company, Viacom International Inc. ("Viacom International"). Viacom International is the surviving company and has assumed all obligations of Paramount as of such merger. The Board of Direc tors and executive officers of Viacom International are identical to the Board and officers of Paramount.

     A copy of the Certificate of Ownership and Merger as filed with the Secretary of State of the State of Delaware is filed as an exhibit herewith and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

        (c)     Exhibits

99.1            Certificate of Ownership and Merger merging
                Paramount Communications Inc. into Viacom
                International Inc.




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



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PARAMOUNT COMMUNICATIONS INC.


                                   By:  /s/ Michael D. Fricklas
                                      -------------------------------
                                      Name:  Michael D. Fricklas
                                      Title: Senior Vice President
                                             Deputy General Counsel



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                                 EXHIBIT INDEX

Exhibit No.               Description                        Page No.
- ----------                -----------                        -------

99.1                      Certificate   of   Ownership   and
                          Merger      merging      Paramount
                          Communications  Inc.  into  Viacom
                          International Inc.




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